UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

TERRASCEND CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF MEETING,

MANAGEMENT INFORMATION CIRCULAR

AND PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

TERRASCEND CORP.

TO BE HELD ON

August 24, 2026

These materials are important and require your immediate attention. If you have questions as to how to deal with these documents or the matters to which they refer, please contact your financial, legal or other professional advisor.

If you have any questions or require further information with regard to voting your common shares of TerrAscend Corp. or completing your documentation, please contact Odyssey Trust Company, our transfer agent, toll free within North America at 1-888- 290-1175 or 1-587-885-0960, or via www.odysseytrust.com/ca-en/help/.

July 6, 2026

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF TERRASCEND CORP.

TO BE HELD ON AUGUST 24, 2026

TO: The holders of common shares of TerrAscend Corp.

NOTICE IS HEREBY GIVEN that the special meeting of the holders (the “Voting Shareholders”) of common shares (the “Common Shares”) of TerrAscend Corp. (the “Corporation”) will be held virtually at https://meetings.lumiconnect.com/400-839-337-624 (password: “terrascend2026” (case-sensitive)) on August 24, 2026, at 1:00 p.m. (Eastern Time) (the “Meeting”), for the following purposes:

1.
to adopt a special resolution approving the amendment to the articles of the Corporation, as amended (the “Share Consolidation Resolution”) to provide that: (i) the authorized capital of the Corporation be altered by consolidating all of the issued and outstanding Common Shares, non-participating, non-voting, unlisted exchangeable shares (“Exchangeable Shares”), and preferred shares, issuable in series (“Preferred Shares” and together with the Common Shares, and Exchangeable Shares, the “Shares”) on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to twenty outstanding pre-consolidation shares, at any time prior to August 24, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for all of the Common Shares, Exchangeable Shares, and Preferred Shares; and (ii) any fractional shares arising from the consolidation of the Common Shares, Exchangeable Shares, and Preferred Shares will be deemed to have been tendered by its registered owner to the Corporation for cancellation for no consideration (the “Share Consolidation Proposal”); and;
2.
to transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The specific details of the foregoing matters to be put before the Meeting are set forth in the Circular accompanying this Notice of Meeting.

The record date for determining the Voting Shareholders entitled to receive notice of and vote at the Meeting is the close of business on June 30, 2026 (the “Record Date”). Only Voting Shareholders whose names have been entered in the applicable register of Voting Shareholders (“Registered Shareholders”) as of 5:00 p.m. (Eastern Time) on the Record Date are entitled to receive notice of and vote at the Meeting. Those Voting Shareholders of record will be included in the list of Voting Shareholders prepared as of the Record Date and will be entitled to vote the Common Shares recorded therein at the Meeting. We intend to mail a notice of internet availability to all Voting Shareholders entitled to vote at the Meeting on July 15, 2026.

Each Common Share entitled to be voted at the Meeting will entitle the holder thereof to one vote at the Meeting.

A Voting Shareholder may attend the Meeting or may be represented by proxy through the Lumi platform. Registered Shareholders who are unable to attend the Meeting are requested to complete, sign and date the enclosed form of proxy and send it to Odyssey Trust Company (“Odyssey”), the Corporation’s transfer agent, at its offices located at Trader’s Bank Building, 1100, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or to vote over the Internet as specified in the form of proxy. To be effective, such proxy must be received by Odyssey by 1:00 p.m. (Eastern Time) on August 20, 2026, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof.

Voting Shareholders whose Common Shares are held by an Intermediary (as defined below) (“Non-Registered Shareholders”) who receive these proxy materials through their broker or other intermediary (“Intermediary”) may attend and vote at the Meeting or vote by proxy prior to the Meeting, by following the instructions provided by their Intermediary.

Virtual Meeting Logistics

As noted above, the Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting, Voting Shareholders must have a valid username.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the Meeting online at https://meetings.lumiconnect.com/400-839-337-624. Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting.

• Registered Shareholders: The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving shareholder materials via email) is the username for the Meeting. The password to the Meeting is “terrascend2026” (case sensitive). If as a Registered Shareholder you are using your control number to log in to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to the proxy voting cut-off.

• Duly appointed proxyholders: A Voting Shareholder who wishes to appoint a person other than the management nominee(s) identified in the form of proxy to attend, participate or vote at the Meeting (including a Non-Registered Shareholder who wishes to appoint themselves) must register the appointed proxyholder by sending an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on August 20, 2026, providing Odyssey with the required proxyholder contact as set out in the provided instructions, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting. Odyssey will provide the proxyholder with a username by e-mail before the Meeting. The password to the Meeting is “terrascend2026” (case sensitive).

Only Registered Shareholders and duly appointed proxyholders (including a Non-Registered Shareholder who wishes to appoint themselves) will be entitled to attend, participate and vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on August 24, 2026 at 1:00 p.m. Eastern Time.

This Circular is available at https://ir.terrascend.com. As permitted by the rules of the United States Securities and Exchange Commission (the “SEC”) and the Canadian securities regulators, the Corporation is providing Meeting-related materials to Voting Shareholders over the Internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Voting Shareholders will have access to them online.

Voting Shareholders may request to receive paper copies of the proxy materials related to the Meeting by mail at no cost. Voting Shareholders may request to receive a paper copy of the proxy materials for up to one year from the conclusion of the Meeting on the Corporation’s profile on the System for Electronic Data Analysis and Retrieval + at www.sedarplus.ca.

For more information regarding notice-and-access or to obtain a paper copy of the proxy materials you may contact our transfer agent, Odyssey Trust Company, via www.odysseytrust.com/ca-en/help/ or by phone at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America).

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lynn Gefen d
Lynn Gefen
Chief People and Legal Officer, Corporate Secretary

Toronto, Ontario

July 6, 2026

Shareholders can access this Circular at https://ir.terrascend.com.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FOR 2026 SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON August 24, 2026
at 1:00 P.M. (EASTERN TIME)

This management information circular and proxy statement (the “Circular”) is being furnished to holders (“Voting Shareholders”) of common shares (the “Common Shares”) in the capital of TerrAscend Corp. (“TerrAscend” or the “Corporation”) in connection with the solicitation of proxies by management of the Corporation for use at the special meeting of Voting Shareholders to be held virtually at https://meetings.lumiconnect.com/400-839-337-624 (password: “terrascend2026” (case-sensitive)) on August 24, 2026, at 1:00 p.m. (Eastern Time) (the “Meeting”), or any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”).

INFORMATION CONTAINED IN THIS CIRCULAR

Information contained in this Circular is given as of June 30, 2026, unless otherwise specifically stated. Unless otherwise indicated herein as Canadian dollars (C), all dollar amounts are in United States dollars.

The Corporation is a reporting issuer or equivalent in all of the provinces and territories of Canada and files its continuous disclosure documents with the provincial securities regulatory authorities of those provinces and territories. The continuous disclosure documents of the Corporation are filed under the Corporation’s profile on the System for Electronic Data Analysis and Retrieval + (“SEDAR+”) at www.sedarplus.ca and with the United States Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gov/edgar.

CAUTION REGARDING CANNABIS OPERATIONS IN THE UNITED STATES

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. On April 23, 2026, the U.S. Department of Justice issued a final rule rescheduling marijuana contained in United States Food and Drug Administration (“FDA”)-approved drug products and marijuana subject to a state medical marijuana license from Schedule I to Schedule III of the Controlled Substances Act (“CSA”). However, any form of marijuana other than in an FDA-approved drug product or marijuana subject to a state medical marijuana license remains a Schedule I controlled substance under the CSA, and those who handle such material remain subject to the regulatory controls and administrative, civil, and criminal sanctions applicable to Schedule I controlled substances. In addition, a hearing is scheduled to commence on June 29, 2026, to consider broader rescheduling of all marijuana from Schedule I to Schedule III of the CSA, but no final action has been taken with respect to that broader rescheduling proposal, and there can be no assurance as to its timing or outcome. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable United States federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Corporation of liability under United States federal law, nor will it provide a defense to any federal proceeding which may be brought against the Corporation. The enforcement of federal laws in the United States is a significant risk to the business of the Corporation and any proceedings brought against the Corporation thereunder may adversely affect its operations and financial performance.

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ABOUT THE SPECIAL MEETING AND VOTING

The Special Matter to be Considered at the Meeting

Why am I receiving this Circular?

The Board and management of the Corporation are using this Circular and other proxy materials to solicit proxies for voting on matters to be brought before the Meeting which will be held via live webcast on August 24, 2026, at 1:00 p.m. (Eastern Time).

As a Voting Shareholder of the Corporation, you are invited to attend the Meeting and, if you are entitled to vote, to vote to adopt a special resolution approving the amendment to the articles of the Corporation to effect the Share Consolidation Proposal.

The Share Consolidation Proposal provides for an amendment to the articles of the Corporation, as amended, to consolidate all of the issued and outstanding Common Shares, Exchangeable Shares and Preferred Shares on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to twenty outstanding pre-consolidation shares, at any time prior to August 24, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratio to be set at a whole number within this range by the Board in its sole discretion. The Share Consolidation Proposal also provides that any fractional shares arising from the consolidation will be deemed to have been tendered by the registered owner to the Corporation for cancellation for no consideration. See “Matters to be Acted Upon at the Meeting – Proposal No. 1: Share Consolidation Proposal.”

The solicitation of proxies by this Circular is being made by and on behalf of management of the Corporation. Although it is expected that the solicitation of proxies will be primarily by mail or by electronic means, proxies may also be solicited in person, by telephone, by email, by other means of electronic transmission or in any other manner permitted by applicable law. The costs of solicitation of proxies will be borne by the Corporation.

This Circular is designed to assist you in voting your Common Shares and we request that you vote on the Share Consolidation Proposal as described herein.

Why is the Corporation proposing the Share Consolidation?

The Corporation is seeking shareholder approval of the Share Consolidation Proposal primarily to support the Corporation’s broader capital markets strategy by providing greater flexibility as the Corporation evaluates potential U.S. capital markets alternatives.

In particular, the Corporation is evaluating the possibility of a future listing of the Common Shares on a major U.S. stock exchange, such as the New York Stock Exchange or Nasdaq Stock Market (“Nasdaq”). The Board believes that a consolidation of the Shares may assist the Corporation in satisfying the applicable minimum bid price or similar listing requirements that may apply in connection with such a listing. Both the New York Stock Exchange and Nasdaq require that, in order to qualify for a potential listing, among other requirements, a company’s minimum bid price for its common shares must be at least $4.00 per share. The Corporation’s objective in seeking shareholder approval of the Share Consolidation Proposal is to be in a position to raise the per-share trading price of our Common Shares to meet the requirements for listing of our Common Shares on the New York Stock Exchange or Nasdaq if it otherwise becomes eligible for such listing. However, the Board could otherwise decide to implement the Share Consolidation Proposal to have a higher per Share stock price for the other reasons discussed herein.

The Board believes that, among other things, a higher per-share trading price may improve the marketability of the Common Shares, broaden the pool of investors that may consider investing in the Corporation, including certain institutional investors, and potentially improve the Corporation’s ability to attract and retain employees and other service providers.

If the Share Consolidation Resolution is approved, the Board will retain discretion to determine whether or not to implement the Share Consolidation and, if implemented, the exact consolidation ratio within the approved range. The Share Consolidation would only be implemented, if at all, upon a determination by the Board that it is in the best interests of the Corporation and its Shareholders. If the Board does not implement the Share Consolidation on or before August 24, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), the authority granted by the Share Consolidation Resolution will lapse and be of no further force or effect.

There can be no assurance that the Share Consolidation will increase the trading price of the Common Shares or that any increase in the trading price will be sustained. Approval of the Share Consolidation does not mean that the Corporation can or will proceed with any New York Stock Exchange or Nasdaq application, or other transaction. No final decision has been made with respect to any such initiative. Any potential U.S. exchange listing would remain subject to a number of conditions, including further Board approval, approval of the TSX if required by the rules of the TSX, acceptance by the applicable U.S. exchange, satisfaction of all applicable listing standards, regulatory review, market conditions and other customary considerations. There can be no assurance that any U.S. exchange listing or related capital markets initiative will be pursued or completed. See “Matters to be Acted Upon at the Meeting – Proposal No. 1: Share Consolidation Proposal – Risks Associated with the Share Consolidation.”

What are my voting choices for the Share Consolidation Resolution?

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the Share Consolidation Resolution.

How does the Board recommend that I vote?

The Board unanimously recommends that Voting Shareholders vote FOR the Share Consolidation Resolution.

What happens if the Share Consolidation Resolution is approved at the Meeting?

If the Share Consolidation Resolution is approved, the Share Consolidation would only be implemented, if at all, upon a determination by the Board that it is in the best interests of the Corporation and its Shareholders. The Board’s selection of the specific ratio will be based primarily on the price of the Common Shares at the given time and expected stability of that price.

Assuming requisite approval from the Voting Shareholders is received at the Meeting with respect to the Share Consolidation, and assuming that the Board determines to proceed with the Share Consolidation, the Share Consolidation will be subject to acceptance by the TSX, and confirmation that, on a post-Share Consolidation basis, the Corporation would meet all of the TSX’s continued listing requirements. If the TSX does not accept the Share Consolidation, the Corporation will not proceed with the Share Consolidation.

If the Board does not implement the Share Consolidation on or before August 24, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), the authority granted by the Share Consolidation Resolution will lapse and be of no further force or effect.

See “Matters to be Acted Upon at the Meeting – Proposal No. 1: Share Consolidation Proposal.”

The Meeting

What presence of Voting Shareholders is needed in order to conduct business at the Meeting?

A quorum is required to conduct business at the Meeting. Pursuant to the by-laws of the Corporation, the quorum requirement for the Meeting will be satisfied where the holders of shares representing, in the aggregate, 5% of the shares entitled to vote at the Meeting are present virtually or represented by proxy.

Even if you indicate “ABSTAIN" with respect to a proposal, you and your Common Shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum at the Meeting. Broker non-votes and abstentions will not, however, be considered votes cast with respect to any of the proposals brought before the Meeting.

What vote is required to approve the matters to be considered at the Meeting?

The affirmative vote of 66 2⁄3% of the votes cast by the holders of Common Shares, present virtually or represented by proxy and entitled to vote at the Meeting, will constitute approval of the Share Consolidation Resolution.

INFORMATION CONCERNING THE CORPORATION

General Information

The Corporation was incorporated under the Business Corporations Act (Ontario) (“OBCA”) as “TerrAscend Corp.” on March 7, 2017. The Corporation’s registered and head office is located at 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5. The Common Shares commenced trading on the Canadian Securities Exchange (the “CSE”) on May 3, 2017, under the symbol “TER” and continued trading on the CSE until the listing of the Common Shares on the Toronto Stock Exchange (the “TSX”), effective July 4, 2023. The Common Shares are listed and posted for trading on the TSX under the symbol “TSND” and on the OTCQX® Best Market (the “OTCQX”) under the symbol “TSNDF”.

Voting Securities and Principal Holders of Voting Securities

Pursuant to the Corporation’s articles, as amended, the Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of proportionate voting shares (the “Proportionate Voting Shares”), an unlimited number of Exchangeable Shares, and an unlimited number of Preferred Shares, issuable in series. As of the close of business on June 30, 2026 (the “Record Date”), there were a total of 309,175,647 Common Shares, no Proportionate Voting Shares, 63,492,037 Exchangeable Shares and 11,325 Preferred Shares (comprised of 10,725 Series A Preferred Shares and 600 Series B Preferred Shares) issued and outstanding. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting, and each Proportionate Voting Share would entitle the holder thereof to 1,000 votes on all matters to be acted upon at the Meeting. The Exchangeable Shares and the Preferred Shares are not entitled to vote at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, as of the Record Date, no person or company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying 10% or more of the voting rights attached to the Common Shares except for the following:

Name of Shareholder	Number of Votes Held	Percentage of Total Eligible Votes (1)
Jason Wild	83,780,261(2)	27.10%

_______________

(1)
Based on a total of 309,175,647 Common Shares outstanding on an undiluted basis as of the Record Date.
(2)
Jason Wild, the Executive Chairman of the Corporation and Chairman of the Board, directly and indirectly controls 83,780,261 Common Shares representing 27.10% of the Common Shares as of the Record Date.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of the Common Shares as of June 30, 2026 by:

•
each Shareholder known by the Corporation to own beneficially 5% or more of our Common Shares;
•
each of the Corporation’s directors;
•
each of the Corporation’s named executive officers; and
•
all current directors and executive officers as a group.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is, c/o TerrAscend Corp., 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
5% Shareholders
Jason Wild 1051 N Venetian Drive Miami Beach, FL 33139 United States	94,980,261(2)	29.65%
Current Directors and Named Executive Officers
Craig Collard	1,226,538(3)	*
Kara DioGuardi	680,059	*
Ira Duarte	657,930	*
Ed Schutter	3,600,762 (4)	1.16%
Jason Wild	94,980,261	29.65%
Ziad Ghanem	1,017,710(5)	*
Keith Stauffer(6)	536,704	*
Lynn Gefen	697,989(7)	*
All current directors and executive officers as a group (8 persons)	102,861,249	31.86%

*Represents ownership of less than 1.0%.

(1)
Based on 309,175,647 Common Shares issued and outstanding as of June 30, 2026, and includes for each person and group the number of shares that such person or group has the right to acquire within 60 days of June 30, 2026.
(2)
Based in part on information included in a Schedule 13D/A filed with the SEC on August 27, 2025, by JW Partners, LP (“JWP”), JW Opportunities Fund, LLC (“JWO”), JW Asset Management, LLC (“JAM”), JW GP, LLC (“JWGP”), and Mr. Wild, as a group, and a Form 4 filed with the SEC on August 27, 2025 by JWP, JAM, JWGP and Mr. Wild. The Common Shares reflected in this number consist of (i) 10,916,914 Common Shares held by Mr. Wild directly; (ii) 101,825 Common Shares held by the Howard Wild 2012 Grandchildren’s Trust; (iii) 2,499,854 Common Shares held by JW Growth Fund, LLC; (iv) 50,621,892 Common Shares held by JWP; (v) 19,532,576 Common Shares held by JWO; (vi) 107,200 Common Shares held by the Wild Family Foundation; (vii) 3,000,000 Common Shares issuable within 60 days of June 30, 2026 upon conversion of 3,000 Preferred Shares held by JWO; (viii) 7,000,000 Common Shares issuable within 60 days of June 30, 2026 upon conversion of 7,000 Preferred Shares held by JWP; and (ix) 1,200,000 Common Shares issuable within 60 days of June 30, 2026 upon exercise of outstanding options held by Mr. Wild. Mr. Wild is deemed to have sole voting and dispositive power over 10,916,914 of such Common Shares and shared voting and dispositive power over 82,863,347 of such Common Shares. JWP is deemed to have shared voting and dispositive power over 57,621,892 of such Common Shares. JWO is deemed to have shared voting and dispositive power over 22,532,576 of such Common Shares. JAM is deemed to have shared voting and dispositive power over 82,654,322 of such Common Shares. JWGP is deemed to have shared voting and dispositive power over 82,654,322 of such Common Shares. Each of Mr. Wild, JWP, JWO, JAM and JWGP disclaims beneficial ownership of such Common Shares except to the extent of his or its pecuniary interest therein.
(3)
Mr. Collard beneficially owns 150,000 Common Shares issuable within 60 days of June 30, 2026, upon exercise of outstanding options held.
(4)
Mr. Schutter is deemed to beneficially own 1,149,425 Common Shares that are issuable within 60 days of June 30, 2026 upon conversion of $1,000,000 in 8.00% secured convertible debentures maturing on September 30, 2031 at a conversion price of $0.87 per Common Share.
(5)
Mr. Ghanem beneficially owns 587,500 Common Shares issuable within 60 days of June 30, 2026, upon exercise of outstanding options held.
(6)
Based partly on a Form 4 filed by Mr. Stauffer with the SEC on July 29, 2026. Mr. Stauffer resigned from his position as Chief Financial Officer on July 18, 2025.
(7)
Ms. Gefen beneficially owns 567,187 Common Shares issuable within 60 days of June 30, 2026, upon exercise of outstanding options held.

GENERAL PROXY MATTERS

Solicitation of Proxies

Management of the Corporation is using this Circular to solicit proxies from Voting Shareholders for use at the Meeting. TerrAscend will bear all costs associated with the preparation and mailing of proxy materials, as well as the cost of the solicitation of proxies. Solicitations of proxies will be primarily made by mail, but may also be made by telephone, by email, by other means of electronic transmission or in person by directors, officers and employees of TerrAscend. Banks, brokerage houses and other custodians and nominees or fiduciaries will be requested to forward proxy solicitation material to their principals and to obtain authorizations for the execution of proxies.

As permitted by the rules of the SEC and the Canadian securities regulators, the Corporation is providing meeting related materials to Voting Shareholders over the Internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Voting Shareholders will receive a Notice of Internet Availability of Proxy Materials containing, among other things, details of the Meeting date, login particulars and purpose, as well as information on how they can access the Meeting materials electronically.

Record Date

The Board fixed the close of business on June 30, 2026 as the Record Date for determining which Voting Shareholders shall be entitled to receive notice of, and to vote at, the Meeting. Only Voting Shareholders of record as of the Record Date are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. Persons who acquire Common Shares after the Record Date will not be entitled to vote such shares at the Meeting.

Appointment and Revocation of Proxies

The individuals named in the enclosed form of proxy are representatives of management of the Corporation. A Voting Shareholder has the right to appoint a person, persons or entity (who need not be a Shareholder) other than the persons designated in the form of proxy provided by the Corporation to attend and act on behalf of the Voting Shareholder at the Meeting. A Voting Shareholder wishing to exercise this right may do so by inserting the name(s) of the desired person, persons or entity in the blank space provided in the form of proxy or by completing another proper form of proxy. This is an additional step to be completed once you have submitted your form of proxy or Voting Instruction Form (as defined below) (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). In order to be effective, a proxy must be received by the Corporation’s transfer agent, Odyssey Trust Company (“Odyssey”), at Trader’s Bank Building, 1100, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or over the Internet as specified in the form of proxy, by 1:00 p.m. (Eastern Time) on August 20, 2026, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof. The Chair of the Meeting may waive or extend the proxy cut-off without notice and in the Chair’s sole discretion. The proxy must be in writing and executed by the Voting Shareholder, or such Voting Shareholder’s attorney authorized in writing, or if such Voting Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof.

A Registered Shareholder who has given a proxy may revoke it by an instrument in writing executed by such Registered Shareholder, by such Registered Shareholder’s attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof, and delivered either to the Corporation or to Odyssey at the address specified above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment(s) or postponement(s) thereof, or with the Chair of the Meeting on the day of the Meeting before the commencement of the Meeting or the reconvening of any adjournment or postponement of the Meeting, or in any other manner permitted by law. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

If you are a Non-Registered Shareholder (as defined below) who has voted by proxy through your broker or other intermediary (“Intermediary”) and would like to change or revoke your vote, contact your Intermediary to discuss whether this is possible and what procedures you need to follow. The change or revocation of voting instructions by a Non-Registered Shareholder can take several days or longer to complete and, accordingly, any such action should be completed well in advance of the deadline given in the proxy or Voting Instruction Form by the Intermediary or its service company to ensure it is effective.

Proxy Voting

The persons named in the form of proxy will vote (or withhold from voting) the Common Shares in respect of which they are appointed in accordance with the instructions of the Voting Shareholder appointing them, and if the Voting Shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, the persons appointed as proxyholders shall vote accordingly. If you return a signed and dated form of proxy or Voting Instruction Form, or otherwise vote without marking voting selections, your Common Shares will be voted FOR the Share Consolidation Resolution. The persons named in the enclosed proxy will have discretionary authority with respect to any amendments or variations of the matters of business to be acted on at the Meeting or any other matters properly brought before the Meeting or any adjournment(s) or postponement(s) thereof, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the Meeting is routine or contested. The form of proxy confers discretionary authority upon the persons named therein to vote with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof to which the Common Shares subject to the proxy are entitled to vote. As of the date of this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters should properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, the form of proxy will be voted on such matters in accordance with the best judgment of the persons named in the form of proxy.

Non-Registered Shareholders

Only Registered Shareholders or the person(s) they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Common Shares beneficially owned by a holder whose Common Shares are held by an Intermediary (“Non-Registered Shareholder”) are registered either: (i) in the name of an Intermediary with whom the Non-Registered Shareholder deals in respect of the Common Shares; or (ii) in the name of a clearing agency (such as CDS & Co.) of which the Intermediary is a participant.

In accordance with the requirements of NI 54-101, the Corporation is using notice-and-access to send proxy materials in connection with the Meeting to Non-Registered Shareholders using the “indirect” sending procedures set out in NI 54-101. Accordingly, the Corporation has distributed copies of the proxy materials in connection with the Meeting to Broadridge Investor Communications Corporation (“Broadridge”) to deliver the relevant proxy-related materials, on behalf of the Intermediaries, to each Non-Registered Shareholder. The Corporation does not intend to pay for Intermediaries to deliver the proxy materials in connection with the Meeting to Non-Registered Shareholders who have objected to their Intermediary disclosing ownership information about themselves to the Corporation.

Non-Registered Shareholders will be given, in substitution for the form of proxy otherwise contained in the proxy-related materials, a voting instruction form (the “Voting Instruction Form”) which, when properly completed and, if applicable, signed by the Non-Registered Shareholder and returned to the Intermediary, as applicable, will constitute voting instructions which the Intermediary must follow. The purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Shareholder who receives the Voting Instruction Form wish to vote at the Meeting in person (or have another person attend the vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should so indicate in the place provided for that purpose in the Voting Instruction Form and a form of legal proxy will be sent to the Non-Registered Shareholder. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their Common Shares are voted at the Meeting. If you have any questions with respect to the voting of Common Shares held through a broker or other Intermediary, please contact the broker or other Intermediary for assistance.

The Corporation may utilize Broadridge’s QuickVoteTM system to assist Voting Shareholders with voting their

Common Shares. Certain Non-Registered Shareholders who have not objected to the Corporation knowing who they are (non- objecting beneficial owners) may be contacted by the Corporation, to conveniently obtain a vote directly over the phone.

If you are a Non-Registered Shareholder, and you do not plan to attend the Meeting, in order to ensure your Common Shares are voted in the way you would prefer, you must provide voting instructions to your Intermediary by the deadline provided in the materials you receive from your Intermediary.

Broker Non-Votes

A “broker non-vote” occurs when a broker who holds its customer’s Common Shares in the name of a brokerage submits proxies for such Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ Common Shares.

Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ Common Shares on “routine” matters only, but not on “non-routine” matters. The Share Consolidation Resolution constitutes a “routine” matter on which U.S. brokers will have discretion to vote.

Voting Thresholds Required for Approval

The following table summarizes the type of resolution needed to approve each proposal outlined below:

Proposal	Type of Resolution	Voting Options	Effect of Abstentions and Broker Non-Votes(1)	Board Recommendation

Proposal No. 1: to adopt a special resolution approving the amendment to the articles of the Corporation (the “Share Consolidation Resolution”) to provide that: (i) the authorized capital of the Corporation be altered by consolidating all of the issued and outstanding Common Shares, Exchangeable Shares, and Preferred Shares on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to twenty outstanding pre-consolidation shares with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for the Common Shares, Exchangeable Shares, and Preferred Shares; and (ii) any fractional shares arising from the consolidation of the

	Special Resolution	FOR or AGAINST or ABSTAIN(1)	No effect	FOR

Common Shares, Exchangeable Shares, and Preferred Shares will be deemed to have been tendered by its registered owner to the Corporation for cancellation for no consideration (the “Share Consolidation Proposal”).

(1)
Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

Virtual Meeting Protocols: Attending and Participating in the Meeting

The Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast.

Shareholders will not be able to attend the Meeting in person. In order to attend, participate in or vote at the Meeting, Voting Shareholders must have a valid username.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the Meeting online at https://meetings.lumiconnect.com/400-839-337-624 (password: “terrascend2026” (case-sensitive)). Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting:

• Registered Shareholders: The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving shareholder materials via email) is the username for the Meeting. The password to the Meeting is “terrascend2026” (case sensitive). If, as a Registered Shareholder you are using your control number to log in to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

• Duly appointed proxyholders: Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). The password to the Meeting is “terrascend2026” (case sensitive). Only Registered Shareholders and duly appointed proxyholders will be entitled to attend, participate in and vote at the Meeting. Non-Registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but will not be able to participate in or vote at the Meeting. Voting Shareholders who wish to appoint a third-party proxyholder to represent them at the Meeting (including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting) MUST submit their duly completed proxy or Voting Instruction Form, as applicable, AND register the proxyholder, as described below.

Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting

The following applies to Voting Shareholders who wish to appoint a person (a “Third Party Proxyholder”) other than the management nominees set forth in the form of proxy or Voting Instruction Form as proxyholder, including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting.

Voting Shareholders who wish to appoint a Third Party Proxyholder to attend, participate in or vote at the Meeting as their proxy and vote their Common Shares MUST submit their proxy or Voting Instruction Form, as applicable, appointing such Third Party Proxyholder AND register the Third Party Proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or Voting Instruction Form. Failure to register the proxyholder will result in the proxyholder not receiving a username to attend, participate in or vote at the Meeting.

• Step 1: Submit your proxy or Voting Instruction Form: To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or Voting Instruction Form (if permitted) and follow the instructions for submitting such form of proxy or Voting Instruction Form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or Voting Instruction Form. If you are a Non-Registered Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as your proxyholder.

• Step 2: Register your proxyholder: To register a proxyholder, Voting Shareholders must send an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on August 20, 2026 and provide Odyssey with their proxyholder’s contact information, amount of Common Shares appointed, name in which the Common Shares are registered if they are a Registered Shareholder, or name of broker where the Common Shares are held if a Non- Registered Shareholder, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting.

If you are a Non-Registered Shareholder and wish to attend, participate in or vote at the Meeting, you have to insert your own name in the space provided on the Voting Instruction Form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary.

Virtual Meeting Protocols: Legal Proxy – US Non-Registered Shareholders

If you are a Non-Registered Shareholder located in the United States and wish to attend, participate in or vote at the Meeting or, if permitted, appoint a Third Party Proxyholder, in addition to the steps described above, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with your proxy materials sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from Non-Registered Shareholders located in the United States that wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by email to appointee@odysseytrust.com and received by 1:00 p.m. (Eastern time) on August 20, 2026.

Virtual Meeting Protocols: Voting at the Meeting

Any Voting Shareholder who has already voted by proxy before the Meeting does not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

Registered Shareholders and proxyholders who have registered prior to the Meeting by following the steps above may vote at the Meeting by completing the poll online during the Meeting.

Questions at the Meeting

The Corporation believes that the ability to participate in the Meeting in a meaningful way, including asking questions, remains important despite the virtual Meeting format. It is anticipated that Registered Shareholders and proxyholders (including Non-Registered Shareholders who have appointed themselves as proxyholder) will have substantially the same opportunity to ask questions related to the matters of business to be considered at the Meeting as if the Meeting was held in person. Only Registered Shareholders and duly appointed proxyholders will be able to submit questions. Guests will not be able to submit questions. To ask a question, please follow the steps outlined on the virtual meeting platform.

Questions related to the matters to be considered at the Meeting will be addressed at the relevant time during the Meeting. As at an in-person meeting, to ensure fairness for all attendees, the Chair of the Meeting will decide on the amount of time allocated to each question and will have the right to limit or consolidate questions and to reject questions that do not relate to the business of the Meeting or which are determined to be inappropriate, do not directly relate to the matters to be considered at the Meeting, or are otherwise out of order.

Difficulties Accessing the Meeting

Voting Shareholders with questions regarding the virtual meeting portal or requiring assistance accessing the Meeting website may visit the website www.lumiglobal.com/lumi-platform prior to the Meeting.

If you are accessing the Meeting, you must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting. Note that if you lose connectivity once the Meeting has commenced, there may be insufficient time to resolve your issue before ballot voting is completed. Therefore, even if you currently plan to access the Meeting and vote during the live webcast, you should consider voting your Common Shares in advance or by proxy so that your vote will be counted in the event you experience any technical difficulties or are otherwise unable to access the Meeting.

Quorum

A quorum of Voting Shareholders is required to transact business at the Meeting. Pursuant to the by-laws of the Corporation, the quorum requirement for the Meeting will be satisfied, and the Meeting will be properly constituted, where the holders of shares representing, in the aggregate, 5% of the shares entitled to vote at a Meeting, whether present or represented by proxy.

Broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Voting Shareholders representing a majority of the voting power present at the Meeting or represented by proxy may adjourn the Meeting to another date.

Shareholder Proposals

Shareholder Proposals for 2027

To be considered for inclusion in next year’s proxy materials, a shareholder proposal must be submitted in writing on or before (i) December 17, 2026 for proposals submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (ii) April 10, 2027 for proposals submitted pursuant to the OBCA, and provided such shareholder proposal satisfies all other requirements for shareholder proposals under Rule 14a-8 or the OBCA, as applicable. Any such proposals should be submitted to: TerrAscend Corp. Attn: Corporate Secretary, 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5. If you wish to bring a matter before the Shareholders at next year’s annual meeting by a shareholder proposal and you do not submit a valid shareholder proposal to the Corporation before April 10, 2027, then (i) the Corporation will not be required to include such proposal in the proxy materials for the 2027 Annual Meeting and (ii) for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter.

Advance Notice Provision

The Corporation’s by-laws include an advance notice provision (the “Advance Notice Provision”). The Advance Notice Provision requires advance notice to the Corporation if nominations of persons for election to the Board are to be made by Voting Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Corporation’s enacting statute or (ii) a Voting Shareholder proposal made pursuant to the provisions of the Corporation’s enacting statute.

The purpose of the Advance Notice Provision is to ensure that all Voting Shareholders—including those participating in a given meeting by proxy rather than in person—receive adequate notice of the nominations to be considered at the given meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provision fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Voting Shareholders and sets forth the minimum information that a Voting Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

To be timely, a Voting Shareholder’s notice must be received by the Corporation:

i. in the case of an annual (or annual and special) meeting to be held on a date that is 50 days or more after the date on which the first public announcement of the date of that meeting is made, not later than 5:00 p.m. (Eastern Time) on the date that is 30 days before the date of that meeting;

ii. in the case of an annual (or annual and special meeting) to be held on a date that is less than 50 days after the date on which the first public announcement of the date of that meeting is made, not later than 5:00 p.m. (Eastern Time) on the 10th day following the date on which the first public announcement of the date of that meeting is made;

iii. in the case of a special meeting (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than 5:00 p.m. (Eastern Time) on the 15th day following the date on which the first public announcement of the date of that meeting is made.

The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision contained in the Corporation’s by-laws which are available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov/edgar.

The Corporation has not received notice of any nominations in respect of the Meeting in compliance with the Advance Notice Provision at the date of this Circular.

In addition to satisfying the deadlines in the “advance notice” provisions of the Corporation’s by-laws, to comply with the universal proxy rules, Voting Shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must include in their notice the information required by Rule 14a-19 under the Securities Exchange Act no later than April 10, 2027. Rule 14a-19(b) requires that the Voting Shareholder’s notice to us must include the names of all nominees for whom the Voting Shareholder intends to solicit proxies and must include a statement that the Voting Shareholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than our nominees.

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GLOSSARY OF TERMS

The following terms used in this Circular have the following meanings:

“Advance Notice Provision”	has the meaning ascribed thereto under the heading “General Proxy Matters – Shareholder Proposals - Advance Notice Provision”.
“Board”	means the board of directors of the Corporation.
“Broadridge”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Circular”	means this management information circular and proxy statement of the Corporation dated July 6, 2026.
“Common Shares”	has the meaning ascribed thereto under the heading “Notice Of Special Meeting Of Shareholders Of TerrAscend Corp. To Be Held On August 24, 2026”.
“Corporation” or “TerrAscend”	means TerrAscend Corp.
“CSA”	has the meaning ascribed thereto under the heading “Caution Regarding Cannabis Operations In The United States”.
“CSE”	has the meaning ascribed thereto under the heading “Information Concerning the Corporation – General Information”.
“DRS”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting - Proposal No. 1: Share Consolidation Proposal - Effect On Share Certificates”.
“Exchange Act”	has the meaning ascribed thereto under the heading “General Proxy Matters - Shareholder Proposals for 2027”.
“Exchangeable Shares”	has the meaning ascribed thereto under the heading “Notice Of Special Meeting Of Shareholders Of TerrAscend Corp. To Be Held On August 24, 2026”.
“FDA”	has the meaning ascribed thereto under the heading “Caution Regarding Cannabis Operations In The United States”.
“Intermediary”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
"Meeting"	has the meaning ascribed thereto under the heading “Notice Of Special Meeting Of Shareholders Of TerrAscend Corp. To Be Held On August 24, 2026”.
“NI 54-101”	has the meaning ascribed thereto under the heading “General Proxy Matters – Solicitation of Proxies”.
“Non-Registered Shareholder”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Notice of Meeting”	means the 2026 Notice of Special Meeting of Shareholders of the Corporation.

“OBCA”	means the Business Corporations Act (Ontario).
“Odyssey”	means Odyssey Trust Company.
“Options”	means stock options to purchase Common Shares issued pursuant to the Stock Option Plan.
“OTCQX”	has the meaning ascribed thereto under the heading “Information Concerning the Corporation – General Information”.
“Preferred Shares”	has the meaning ascribed thereto under the heading “Notice Of Special Meeting Of Shareholders Of TerrAscend Corp. To Be Held On August 24, 2026”.
“Proportionate Voting Shares”	has the meaning ascribed thereto under the heading “Information Concerning the Corporation – Voting Securities and Principal Holders of Voting Securities”.
“Record Date”	has the meaning ascribed thereto under the heading “Notice Of Special Meeting Of Shareholders Of TerrAscend Corp. To Be Held On August 24, 2026”.
“Registered Shareholders”	has the meaning ascribed thereto under the heading “Notice Of Special Meeting Of Shareholders Of TerrAscend Corp. To Be Held On August 24, 2026”.
“RSU Plan”	means the share unit plan of the Corporation.
“RSUs”	means restricted share units of the Corporation issued pursuant to the RSU Plan.
“SEC”	has the meaning ascribed thereto under the heading “Information Contained in this Circular”.
“SEDAR+”	has the meaning ascribed thereto under the heading “Information Contained in this Circular”.
“Share Consolidation Proposal”	has the meaning ascribed thereto under the heading “General Proxy Matters – Voting Thresholds Required for Approval”.
“Share Consolidation Resolution”	has the meaning ascribed thereto under the heading “General Proxy Matters – Voting Thresholds Required for Approval”.
“Shareholders”	means the holders of Common Shares, Exchangeable Shares and Preferred Shares.
“Shares”	has the meaning ascribed thereto under the heading “Notice Of Special Meeting Of Shareholders Of TerrAscend Corp. To Be Held On August 24, 2026”.
“Stock Option Plan”	means the stock option plan of the Corporation.
“Third Party Proxyholder”	has the meaning ascribed thereto under the heading “General Proxy Matters – Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”.
“TSX”	means the Toronto Stock Exchange.
“Voting Instruction Form”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Voting Shareholders”	has the meaning ascribed thereto under the heading “Notice Of Special Meeting Of Shareholders Of TerrAscend Corp. To Be Held On August 24, 2026”.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN

MATTERS TO BE ACTED UPON

No person or company who is, or at any time since the beginning of the fiscal year ended December 31, 2025 was, a director or executive officer of the Corporation, or an associate or affiliate of any such director, or executive officer has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting.

MATTERS TO BE ACTED UPON AT THE MEETING

Proposal No. 1: Share Consolidation Proposal

At the Meeting, Voting Shareholders will be asked to consider and if deemed advisable, to pass, with or without variation, the Share Consolidation Resolution, the full text of which is set out below, approving the amendment to the articles of the Corporation, as amended, to provide that: (i) the authorized capital of the Corporation be altered by consolidating all of the issued and outstanding Common Shares, Exchangeable Shares, and Preferred Shares on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to twenty outstanding pre-consolidation shares (the “Consolidation Range”), at any time prior to August 24, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for all of the Common Shares, Exchangeable Shares, and Preferred Shares (the “Share Consolidation”); and (ii) any fractional shares arising from the consolidation of the Common Shares, Exchangeable Shares, and Preferred Shares will be deemed to have been tendered by its registered owner to the Corporation for cancellation for no consideration.

If the Share Consolidation Resolution is approved, the Share Consolidation would only be implemented, if at all, upon a determination by the Board that it is in the best interests of the Corporation and its Shareholders. The Board’s selection of the specific ratio will be based primarily on the price of the Common Shares at the given time and expected stability of that price.

In determining whether to implement the Share Consolidation and the specific consolidation ratio within the Consolidation Range, the Board may also consider, among other factors, the Corporation’s ability to satisfy applicable United States exchange listing requirements, the historical and projected performance of the Common Shares, general economic and market conditions and conditions in the Corporation’s industry, the projected impact of the Share Consolidation ratio on trading liquidity, the Corporation’s capitalization, the then-prevailing trading volume of the Common Shares, the expected stability of the trading price and the potential effect of the Share Consolidation on the Corporation’s market capitalization.

If the Board does not implement the Share Consolidation on or before August 24, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), the authority granted by the Share Consolidation Resolution will lapse and be of no further force or effect.

If the Share Consolidation Resolution is approved and the Board determines to proceed with the Share Consolidation, no further action on the part of Shareholders would be required to either implement or abandon the Share Consolidation. The exact consolidation ratio and timing of the Share Consolidation, if implemented, will be determined by the Board and publicly announced by the Corporation.

The text of the Share Consolidation Resolution which Voting Shareholders will be asked to pass as a special resolution at the Meeting is set out below:

“BE IT RESOLVED THAT:

1.
the articles of TerrAscend Corp. (the “Corporation”), as amended, shall be amended to provide that: (i) the authorized capital of the Corporation is altered by consolidating all of the issued and outstanding common shares of the Corporation (the “Common Shares”), exchangeable shares of the Corporation (the “Exchangeable Shares”) and preferred shares of the Corporation (the “Preferred Shares”) on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation Share for every five to twenty outstanding pre-consolidation shares (the “Consolidation Range”) and the board of directors of the Corporation (the “Board”) be hereby authorized to determine the final consolidation ratio that is any whole number within such Consolidation Range, in its sole discretion, applicable for all of the Common Shares, Exchangeable Shares, and Preferred Shares, such amendment to become effective on such date and at such time the Board may determine at any time prior to August 24, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be) (the “Share Consolidation”); and (ii) any fractional shares arising from the consolidation of the Common Shares, Exchangeable Shares and Preferred Shares will be deemed to have been tendered by its registered owner to the Corporation for cancellation for no consideration, all as more fully described in the Corporation’s management information circular and proxy statement dated July 6, 2026, and subject to all necessary stock exchange approvals;
2.
the Corporation shall deliver the articles of amendment reflecting such Share Consolidation in the prescribed form to the Director appointed under the Business Corporations Act (Ontario);
3.
notwithstanding that this resolution has been duly passed by the shareholders of the Corporation, the directors of the Corporation are hereby authorized and empowered, if they decide not to proceed with the aforementioned resolution, to revoke this resolution at any time prior to giving effect thereto, without further notice to, or approval of, the shareholders of the Corporation; and
4.
any one or more of the directors or officers of the Corporation is hereby authorized and directed, acting for, in the name of and on behalf of the Corporation, to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, such other documents and instruments, and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Corporation be necessary or desirable to carry out the intent of the foregoing resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the Corporation being conclusive evidence of such determination.”

Background and Reason for the Share Consolidation Proposal

The Board believes that it is in the best interests of the Corporation to effect the Share Consolidation. The Share Consolidation is intended to support the Corporation’s broader capital markets strategy by providing greater flexibility as the Corporation evaluates potential U.S. capital markets alternatives, including a possible future listing of the Common Shares on the New York Stock Exchange or Nasdaq. Both the New York Stock Exchange and Nasdaq require that, in order to qualify for a potential listing, among other requirements, a company’s minimum bid price for its common shares must be at least $4.00 per share (the “Minimum Bid Price Rule”). Our primary objective in seeking Voting Shareholder approval of the Share Consolidation Proposal is to be in a position to raise the per-share trading price of our Common Shares to meet the requirements for listing of our Common Shares on the New York Stock Exchange or Nasdaq if we otherwise become eligible for such listing. However, the Board could otherwise determine to implement the Share Consolidation Proposal to have a higher per Common Share stock price for the reasons discussed below.

On the Record Date, the closing price for the Common Shares on the TSX was $0.68 per Common Share. We expect that the Share Consolidation, if effectuated, would increase the bid price per Common Share and, if necessary, allow the Corporation to comply with the Minimum Bid Price Rule. However, there can be no assurance that the Share Consolidation would have that effect, initially or in the future, and, even if we effect the Share Consolidation to satisfy the Minimum Bid Price Rule, there can be no assurance that we will otherwise become eligible for U.S. exchange listing. See “Risks Associated with the Share Consolidation” below. We are not aware of any present efforts by anyone to accumulate our Common Shares, and the proposed Share Consolidation is not intended to be an anti-takeover device.

Among the potential benefits of the Share Consolidation, if approved and effected, include:

(i)
Potential U.S. Exchange Listing and Capital Markets Repositioning. The Corporation is evaluating the possibility of a future listing of the Common Shares on a major U.S. stock exchange. As discussed above, the higher anticipated trading price of the post-consolidation Common Shares may help position the Corporation to satisfy applicable minimum bid price or similar listing requirements that may apply in connection with such a listing. The Board believes that a U.S. exchange listing, if completed, could improve the Corporation’s visibility with a broader base of U.S. institutional and strategic investors and support access to deeper capital markets over time. There can be no assurance that the Corporation will become eligible for, proceed with or complete any U.S. exchange listing.
(ii)
Enhanced Investor Appeal. The Board believes that the Corporation’s current share structure and trading price may limit the Corporation’s appeal to a range of potential investors and market participants, including institutional investors, retail investors, investment banks, research platforms, financial advisors and other capital markets participants. Certain investors and market participants may be constrained, formally or informally, in their ability or willingness to invest in, recommend, finance or otherwise support securities that trade below certain price levels. The Share Consolidation may result in a higher trading price for the Common Shares on a proportionate basis, which could make the Common Shares more attractive to investors who view securities trading above certain price levels as more suitable from an investment perspective. The Board believes that a higher anticipated post-consolidation trading price for the Common Shares may improve the Corporation’s ability to broaden investor interest, support future capital markets initiatives and present the Corporation as a more investable public company.
(iii)
Reduced Volatility. The higher anticipated price of the post-consolidation Common Shares may result in less volatility as a result of small changes in the share price of the Common Shares. For example, a nominal price movement will result in a less significant change (in percentage terms) in the market capitalization of the Corporation. However, there can be no assurance that the Share Consolidation will reduce volatility, improve trading liquidity or result in a sustained increase in the market price of the Common Shares.
(iv)
Reduced Shareholder Transaction Costs. Certain investors pay commissions on a per share basis on a purchase or sale of Common Shares. The Share Consolidation would raise the price per Common Share and, as a result, certain investors may pay lower trading commissions when trading a fixed dollar value of Common Shares. However, the actual impact on transaction costs will depend on each investor’s brokerage arrangements and trading practices.
(v)
Attract and Retain Employees and Service Providers. The Share Consolidation may raise the price per Common Share and, as a result, could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low Common Share price, regardless of the size of the Corporation’s market capitalization. If the Share Consolidation successfully increases the per-share price of our Common Shares, we believe this increase would enhance our ability to attract and retain employees and service providers.

The Board recognizes that the Share Consolidation could affect trading liquidity. However, the Board believes that any potential near-term effects from a reduced number of outstanding Common Shares should be considered in the context of the Corporation’s broader strategic objective of positioning the Corporation to access a larger and more institutionally oriented capital markets platform if a U.S. exchange listing is pursued and completed.

Approval of the Share Consolidation does not mean that the Corporation can or will proceed with any U.S. exchange listing, New York Stock Exchange or Nasdaq application or other transaction. No final decision has been made with respect to any such initiative. Any potential U.S. exchange listing would remain subject to a number of conditions, including further Board approval, approval of the TSX if required by the rules of the TSX, acceptance by the applicable U.S. exchange, satisfaction of all applicable listing standards, regulatory review, market conditions and other customary considerations. There can be no assurance that any U.S. exchange listing or related capital markets initiative will be pursued or completed.

The Corporation believes that providing the Board with the authority to select within a range of ratios provides the flexibility to implement the Share Consolidation in a manner intended to maximize the anticipated benefits of the Share Consolidation for the Corporation and the Shareholders.

Effects of the Share Consolidation

If the Share Consolidation is implemented, its principal effect will be to proportionately decrease the number of issued and outstanding Common Shares, Exchangeable Shares and Preferred Shares by a factor equal to the consolidation ratio selected by the Board. For illustrative purposes only, the following table sets forth, based on the number of Common Shares, Exchangeable Shares and Preferred Shares issued and outstanding as of the Record Date, the number of Common Shares, Exchangeable Shares and Preferred Shares that would be issued and outstanding (disregarding any resulting fractional Common Shares, Exchangeable Shares and Preferred Shares and subject to any issuances occurring after such date) following the implementation of the Share Consolidation, at various consolidation ratios:

Share Consolidation	Common Shares Outstanding Post-Share Consolidation(1)	Exchangeable Shares Outstanding Post-Share Consolidation (2)	Preferred Shares Outstanding Post-Share Consolidation (3)
one post-consolidation Common Share, Exchangeable Share and Preferred Share for every 5 pre-consolidation Common Shares/Exchangeable Shares/Preferred Shares	61,835,129	12,698,407	2,265
one post-consolidation Common Share, Exchangeable Share and Preferred Shares for every 20 pre-consolidation Common Shares/Exchangeable Shares/ Preferred Share	15,458,782	3,174,601	566

_______________

(1)
Based on 309,175,647 issued and outstanding Common Shares as of the Record Date.
(2)
Based on 63,492,037 issued and outstanding Exchangeable Shares as of the Record Date.
(3)
Based on 11,325 issued and outstanding Preferred Shares as of the Record Date.

The Corporation does not expect the Share Consolidation itself to have any economic effect on holders of Common Shares, Exchangeable Shares, Preferred Shares or securities convertible into or exercisable to acquire Common Shares, except to the extent the Share Consolidation will result in fractional Common Shares, Exchangeable Shares or Preferred Shares. See “No Fractional Shares” below.

Voting rights and other rights of the holders of Common Shares prior to the implementation of the Share Consolidation will not be affected by the Share Consolidation, other than as a result of the creation and disposition of fractional Common Shares as described below.

The Share Consolidation would be effected simultaneously for all of the issued and outstanding Common Shares, Exchangeable Shares and Preferred Shares at the same consolidation ratio applicable to each class of Shares, and, except for the treatment of fractional shares described below, would affect Shareholders uniformly and would not change any Shareholder’s percentage ownership interest in the Corporation. Common Shares, Exchangeable Shares and Preferred Shares issued or deemed issued pursuant to the Share Consolidation will remain fully paid and non-assessable. The Share Consolidation will not, by itself, reduce the number of shares that the Corporation is authorized to issue under its articles, as amended, which currently authorize the issuance of an unlimited number of Common Shares, Proportionate Voting Shares, Exchangeable Shares and Preferred Shares.

Effect on Non-Registered Shareholders

Non-registered Shareholders holding Shares through an Intermediary should be aware that the Intermediary may have different procedures for processing a consolidation than those that will be put in place by the Corporation for registered Shareholders. If Shareholders hold their Shares through an Intermediary and they have questions in this regard, they are encouraged to contact their Intermediary.

Effect of the Share Consolidation on Convertible Securities

The exercise or conversion price and/or the number of Common Shares issuable under any of the Corporation’s outstanding convertible securities, including under outstanding Options, RSUs, performance share units, warrants, rights, convertible debentures, convertible promissory notes and any other similar securities, and the number of Common Shares reserved for issuance under the Corporation’s share compensation arrangements, will be proportionately adjusted upon the implementation of the Share Consolidation, in accordance with the terms of such securities, plans and arrangements, based on the Share Consolidation ratio. The applicable exercise price, conversion price or purchase price, if any, of the Corporation’s outstanding convertible securities, will be proportionately increased so that the aggregate exercise price, conversion price or purchase price, if any, will remain substantially unchanged, subject to rounding, the terms of the applicable securities, plans or arrangements and any required stock exchange approvals.

Effect on Share Certificates

If the Share Consolidation is approved by Voting Shareholders and subsequently implemented, those registered Shareholders who will hold at least one post-consolidation Common Share, Exchangeable Share or Preferred Share will be required to exchange their share certificates representing pre-consolidation Common Shares, Exchangeable Shares or Preferred Shares for share certificates representing post-consolidation Common Shares, Exchangeable Shares or Preferred Shares following the Share Consolidation or, alternatively, a Direct Registration System (“DRS”) Advice/Statement representing the number of post-consolidation Common Shares, Exchangeable Shares or Preferred Shares they hold following the Share Consolidation. The DRS is an electronic registration system which allows Shareholders to hold Common Shares, Exchangeable Shares or Preferred Shares in their name in book-based form, as evidenced by a DRS Advice/Statement, rather than a physical share certificate.

If the Share Consolidation is implemented, the Corporation (or its transfer agent) will mail to each registered Shareholder a letter of transmittal in connection with such consolidation. Each registered Shareholder must complete and sign a letter of transmittal after the Share Consolidation takes effect. The letter of transmittal will contain instructions on how to surrender to the transfer agent the certificate(s) representing the registered Shareholder’s pre-consolidation Common Shares, Exchangeable Shares or Preferred Shares. The transfer agent will send to each registered Shareholder who follows the instructions provided in the letter of transmittal a share certificate representing the number of post-consolidation Common Shares, Exchangeable Shares or Preferred Shares to which the registered Shareholder is entitled or, alternatively, a DRS Advice/Statement representing the number of post-consolidation Common Shares, Exchangeable Shares or Preferred Shares the registered Shareholder holds following the Share Consolidation.

Until surrendered to the transfer agent, each share certificate representing pre-consolidation Common Shares, Exchangeable Shares or Preferred Shares will be deemed for all purposes to represent the number of post-consolidation Common Shares, Exchangeable Shares or Preferred Shares to which the registered Shareholder is entitled as a result of the Share Consolidation. No delivery of a new share certificate to a Shareholder will be made until the Shareholder surrenders its certificates representing the pre-consolidation Common Shares, Exchangeable Shares or Preferred Shares along with the letter of transmittal to the Corporation’s transfer agent in the manner detailed herein.

Any registered Shareholder whose old certificate(s) have been lost, destroyed or stolen will be entitled to a replacement share certificate only after complying with the requirements that the Corporation and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates. The method chosen for delivery of share certificates and letters of transmittal to the Corporation’s transfer agent is the responsibility of the registered Shareholder and neither the transfer agent nor the Corporation will have any liability in respect of share certificates and/or letters of transmittal which are not actually received by the transfer agent.

REGISTERED SHAREHOLDERS SHOULD NEITHER DESTROY NOR SUBMIT ANY SHARE CERTIFICATE UNTIL HAVING RECEIVED A LETTER OF TRANSMITTAL.

Effect on Beneficial Shareholders

Non-registered Shareholders who hold their Shares through Intermediaries and who have questions regarding how the Share Consolidation will be processed should contact their Intermediaries with respect to the Share Consolidation.

No Fractional Shares

No fractional Common Shares, Exchangeable Shares or Preferred Shares will be issued in connection with the Share Consolidation and no cash will be paid in lieu of fractional post-consolidation Common Shares, Exchangeable Shares or Preferred Shares, as applicable. In the event that a Shareholder would otherwise be entitled to receive a fractional Share upon the occurrence of the Share Consolidation such fractional Common Share, Exchangeable Share or Preferred Share, as applicable, will be deemed to have been tendered by its registered owner to the Corporation for cancellation for no consideration.

No Dissent Rights

Shareholders are not entitled to exercise any statutory dissent rights with respect to the Share Consolidation.

Accounting Consequences

If the Share Consolidation is implemented, net income or loss per Common Share, per Exchangeable Share per Preferred Share, and other per Common Share, per Exchangeable Share and per Preferred Share amounts, will be increased because there will be fewer Common Shares, Exchangeable Shares and Preferred Shares issued and outstanding. In future financial statements, net income or loss per Common Share, per Exchangeable Share and per Preferred Share, and other per Common Share, per Exchangeable Share and per Preferred Share amounts for periods ending before the Share Consolidation took effect would be recast to give retroactive effect to the Share Consolidation.

TSX Approval

Assuming requisite approval from the Voting Shareholders is received at the Meeting with respect to the Share Consolidation, and assuming that the Board determines to proceed with the Share Consolidation, the Share Consolidation will be subject to acceptance by the TSX, and confirmation that, on a post-Share Consolidation basis, the Corporation would meet all of the TSX’s continued listing requirements. If the TSX does not accept the Share Consolidation, the Corporation will not proceed with the Share Consolidation.

Risks Associated with the Share Consolidation

Reducing the number of issued and outstanding Common Shares, Exchangeable Shares and Preferred Shares through the Share Consolidation is intended, absent other factors, to increase the per share market price of the Common Shares. However, the market price of the Common Shares after the Share Consolidation will also be affected by the Corporation’s financial and operational results, its financial position, including its liquidity and capital resources, the development of its operations, industry conditions, the market’s perception of the Corporation’s business and other factors, which are unrelated to the number of Common Shares, Exchangeable Shares and Preferred Shares outstanding. Accordingly, there can be no assurance that the market price of the Common Shares will increase following the implementation of the Share Consolidation.

Based on current publicly available exchange guidance and market practice, the New York Stock Exchange and Nasdaq generally have not permitted the listing of companies that consolidate the financial results of entities that cultivate, process, distribute or sell marijuana in the United States, including “plant-touching” operators engaged in adult-use marijuana operations, while those activities remain unlawful under U.S. federal law. Nasdaq has stated that it cannot initially list or continue the listing of a company whose current or planned activities are in violation of U.S. federal law or the law in a jurisdiction where the company operates, and the New York Stock Exchange and NYSE American are understood to adhere to the same policy whereas the TSX does not focus on the accounting determinations to dictate its listing requirements. Because the consolidated entities of the Corporation currently engage in medical and adult-use marijuana operations, there can be no assurance that the New York Stock Exchange or Nasdaq would permit the listing of the Common Shares unless and until the Corporation can demonstrate that the current and planned activities of its consolidated entities comply with U.S. federal law and all applicable exchange requirements. On April 23, 2026, the U.S. Department of Justice issued a final rule rescheduling marijuana contained in FDA-approved drug products and marijuana subject to a state medical marijuana license from Schedule I to Schedule III of the CSA. A separate administrative hearing to consider broader rescheduling of all marijuana from Schedule I to Schedule III is scheduled to commence on June 29, 2026, but no final action has been taken with respect to that broader proposal. The rescheduling process has previously been subject to delay, including the prior indefinite stay of the United States Drug Enforcement Agency’s administrative rescheduling proceedings, and there can be no assurance as to whether, when, or on what terms broader rescheduling will be completed, or that the outcome of any rulemaking or related litigation will be favorable to the Corporation.

Because the consolidated entities of the Corporation also currently engage in adult-use marijuana operations, and because at the time of this filing adult-use marijuana remains a Schedule I controlled substance under the CSA unless and until broader rescheduling or other U.S. federal-law changes become effective, the Corporation may be unable to list the Common Shares on the New York Stock Exchange or Nasdaq even if the Share Consolidation is implemented and even if the Common Shares satisfy the applicable minimum bid price requirement. Notwithstanding the April 23, 2026 final rule in the United States, any form of marijuana other than in an FDA-approved drug product or marijuana subject to a state medical marijuana license, including the adult-use marijuana that the consolidated entities of the Corporation cultivates, processes, distributes and sells, remains a Schedule I controlled substance under the CSA. As a result, the consolidated entities of the Corporation and those who handle such material remain subject to the regulatory controls and administrative, civil and criminal sanctions applicable to Schedule I controlled substances, and there is a risk that U.S. federal authorities may seek to enforce current U.S. federal law against the consolidated entities of the Corporation. There can be no assurance that marijuana beyond FDA-approved drug products and marijuana subject to a state medical marijuana license will be rescheduled or otherwise made lawful under U.S. federal law, or that, even if such rescheduling or other U.S. federal-law changes occur, the New York Stock Exchange or Nasdaq will permit the listing of companies with adult-use marijuana operations.

Rescheduling may not relieve the Corporation of the adverse tax effects of Section 280E of the Code. Under Section 280E of the Code, businesses trafficking in Schedule I or Schedule II controlled substances are denied deductions and credits for otherwise ordinary and necessary business expenses, resulting in a materially higher effective U.S. federal income tax rate for the U.S. cannabis operations of the consolidated entities of the Corporation. Although reclassification of marijuana to Schedule III may render Section 280E inapplicable to the affected operations, the April 23, 2026 final rule in the United States rescheduled only FDA-approved drug products and marijuana subject to a state medical marijuana license, and Section 280E therefore continues to apply to the Corporation’s consolidated entities’ adult-use marijuana operations unless and until broader rescheduling, descheduling or other federal-law changes become effective. The Corporation can give no assurance as to the timing or effect of any such change, and any tax position taken in anticipation of relief from Section 280E could be challenged by the U.S. Internal Revenue Service, which could result in significant additional taxes, interest and penalties.

Even if the Share Consolidation increases the per-share trading price of the Common Shares above the minimum bid price required for listing on the New York Stock Exchange or Nasdaq, there can be no assurance that the Corporation will ever satisfy the other quantitative, qualitative, corporate governance, financial, liquidity, public float, shareholder distribution or other initial listing requirements of either exchange or that either exchange will accept the Common

Shares for listing. A national securities exchange listing also may require the support of other capital markets participants, including underwriters, broker-dealers, custodians, banks, auditors, transfer agents and clearing agencies, each of which may independently evaluate cannabis-related legal and regulatory risks.

The market price of the Common Shares immediately following the implementation of the Share Consolidation is expected to be approximately equal to the market price of the Common Shares prior to the implementation of such consolidation multiplied by the applicable consolidation ratio but there is no assurance that the anticipated market price immediately following the implementation of the Share Consolidation will be realized or, if realized, will be sustained. There is a risk that the total market capitalization of the Common Shares (the market price of the Common Shares multiplied by the number of Common Shares outstanding) after the implementation of the Share Consolidation may be lower than the total market capitalization of the Common Shares prior to the implementation of the Share Consolidation.

Although the Corporation believes that establishing a higher market price for the Common Shares could, among other things, help position the Corporation to satisfy applicable minimum bid price or similar listing requirements as it evaluates the possibility of a future listing of the Common Shares on a major U.S. stock exchange and enhance the marketability of the Common Shares by potentially broadening the pool of investors that may consider investing in the Corporation, including institutional and other investors whose internal investment policies prohibit or discourage them from purchasing shares trading below a certain minimum price and could reduce volatility, there is no assurance that implementing the Share Consolidation will achieve either of these results.

If the Share Consolidation is implemented and the market price of the Common Shares (adjusted to reflect the applicable consolidation ratio) declines, the percentage decline as an absolute number and as a percentage of the Corporation’s overall market capitalization may be greater than would have occurred if the Share Consolidation had not been implemented. Both the total market capitalization of the Corporation and the adjusted market price of the Common Shares following the Share Consolidation may be lower than they were before the Share Consolidation took effect. The reduced number of Common Shares that would be outstanding after the Share Consolidation is implemented could adversely affect the liquidity of the Common Shares.

The Share Consolidation may result in some shareholders owning “odd lots” on a post-consolidation basis. Odd lot Common Shares may be more difficult to sell, or may attract greater transaction costs per Common Share to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots.”

Tax Considerations

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE SHARE CONSOLIDATION TO THEM, INCLUDING THE EFFECTS OF ANY CANADIAN OR U.S. FEDERAL, PROVINCIAL, STATE, LOCAL, FOREIGN AND/OR OTHER TAX LAWS.

REQUIRED VOTE

You may select “For,” “Against” or “Abstain” with respect to the Share Consolidation Resolution. The affirmative vote of 66 2⁄3% of the votes cast by holders of Common Shares, present virtually or represented by proxy and entitled to vote at the Meeting, will constitute approval of the Share Consolidation Resolution.

RECOMMENDATION OF THE BOARD

The Board unanimously recommends that you vote FOR the Share Consolidation Resolution. Unless otherwise instructed, the persons designated as proxyholders in the accompanying proxy form will vote the Common Shares represented by such proxy form, properly executed, FOR the Share Consolidation Resolution.

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MANAGEMENT CONTRACTS

No management functions of the Corporation or its subsidiaries are performed to any substantial degree by a person other than the directors or executive officers of the Corporation or its subsidiaries.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Meeting materials with respect to two or more Voting Shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Meeting materials addressed to those Voting Shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Voting Shareholders and cost savings for companies.

A number of brokers with account holders who are our Voting Shareholders will likely be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple Voting Shareholders sharing an address unless contrary instructions have been received from the affected Voting Shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Upon written or oral request, we will promptly deliver a separate copy of the Annual Report on Form 10-K, this Circular or the Notice of Internet Availability of Proxy Materials to any Voting Shareholder at a shared address to which a single copy of any of those documents was delivered. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to us via email at IR@terrascend.com. Voting Shareholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

As of the date of this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than those set forth in the Notice of Meeting. However, if any other matters should properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, the proxies will be voted on such matters in accordance with the best judgment of the persons named in the form of proxy.

SHAREHOLDER COMMUNICATIONS

We have not adopted a formal process for shareholder communications with the Board. Nevertheless, we regularly communicate with Shareholders and try to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board and engagement with Shareholders has been good. We will review each communication and will forward such communications to our Board, or to any individual director to whom the given communication is addressed, unless the given communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board. Shareholders may provide feedback through a number of channels, including email at info@terrascend.com, at our mailing address (77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5), or by calling our phone number (+1 844 628-3100). In the view of the Board, this approach has been sufficient to ensure that questions and concerns raised by Shareholders are adequately addressed.

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available on the Corporation’s SEDAR+ profile at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Financial information about the Corporation is provided in the Corporation’s consolidated annual financial statements and management’s discussion and analysis for the year ended December 31, 2025.

Voting Shareholders may request copies of the Corporation’s financial statements and management’s discussion and analysis free of charge by contacting the Corporation at 1-844-628-3100.

BOARD APPROVAL

The Board has approved the contents of this Circular and authorized it to be made available to and/or sent, as applicable, to the Voting Shareholders that are eligible to receive notice of and to vote at the Meeting. A copy of this Circular has been sent to each director of the Corporation and the auditors of the Corporation and has been made available to each Voting Shareholder entitled to notice of and to vote at the Meeting.

DATED at Toronto, Ontario, the 6th day of July, 2026.

On Behalf of the Board of Directors

/s/ Jason Wild

Jason Wild
Executive Chairman, Chairman of the Board and Director

Form of Proxy – Special Meeting to be held on August 24, 2026	Trader’s Bank Building 1100, 67 Yonge St. Toronto, ON M5E 1J8

Appointment of Proxyholder

I/We being the undersigned holder(s) of common shares of TerrAscend Corp. hereby appoint Michelle Nelson, Senior Counsel, Securities & Financing, or failing this person, Lynn Gefen, Chief People and Legal Officer, Corporate Secretary (the “Management Nominees”)

OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and revocation, and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction and all other matters that may properly come before the Special Meeting of the holders of common shares of TerrAscend Corp. (the "Corporation") to be held virtually at https://meetings.lumiconnect.com/400-839-337-624 on August 24, 2026, at 1:00 p.m. (Eastern Time) or at any adjournment(s) or postponement(s) thereof.

This form of proxy is to be read in conjunction with the Corporation's notice of meeting and management information circular and proxy statement dated July 6, 2026 (the “Circular”). Capitalized terms used but not defined in this form of proxy shall have the meanings given to them in the Circular.

Share Consolidation Resolution.  To adopt a special resolution approving the amendment to the articles of the Corporation, as amended, to provide that: (i) the authorized capital of the Corporation be altered by consolidating all of the issued and outstanding common shares (the “Common Shares”), non-participating, non-voting, unlisted exchangeable shares (the “Exchangeable Shares”), and preferred shares, issuable in series (the “Preferred Shares”) on the basis of a ratio to be determined by the board of directors of the Corporation (the “Board”), in its sole discretion, within a range of one post-consolidation share for every five to twenty outstanding pre-consolidation shares, at any time prior to August 24, 2027 (or the date that is 12 months immediately following the date that any adjourned or postponed Meeting is reconvened or held, as the case may be), with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for all of the Common Shares, Exchangeable Shares, and Preferred Shares; and (ii) any fractional shares arising from the consolidation of the Common Shares, Exchangeable Shares, and Preferred Shares will be deemed to have been tendered by its registered owner to the Corporation for cancellation for no consideration.

For Against Abstain ☐ ☐ ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by management. In absence of specific directions, the proxy will be voted FOR proposal 1 - Share Consolidation Resolution.

Signature(s):	Date / / MM / DD / YY

This form of proxy is solicited by and on behalf of management.

Proxies must be received by 1:00 p.m., Eastern Time, on August 20, 2026.

Notes to Proxy

1.
Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Special Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2.
If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3.
This proxy should be signed in the exact manner as the name appears on the proxy.
4.
If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management to the holder.
5.
The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by management.
6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
8.
This proxy should be read in conjunction with the meeting materials provided and filed by Management, including the Circular.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME PRIOR TO 1:00 P.M. EASTERN TIME, ON AUGUST 20, 2026:

To Vote Your Proxy Online please visit:

https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.

To Virtually Attend the Meeting:

You can attend the meeting virtually by visiting https://meetings.lumiconnect.com/400-839-337-624. The password to join the meeting is “terrascend2026” (case-sensitive). For further information on the virtual meeting and how to attend it, please view the Circular.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

Shareholder Address and Control Number Here